SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

November 19, 2007
Date of Report (Date of earliest event reported)

Shiner International, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-52743	98-0507398
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

19/F, Didu Building, Pearl River Plaza, No. 2 North Longkun Road
Haikou, Hainan Province
China, 570125
(Address of principal executive offices)

86-898-68581104
(Registrant’s telephone number, including area code)

(Former name or former address,
if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 19, 2007, Arnold Staloff, Joseph S. Rizzello, Brian G. Cunat, and Jian Fu were appointed to our Board of Directors. The appointment of Mr. Staloff, Mr. Rizzello, Mr. Cunat and Mr. Fu fills vacancies created by the expansion of our Board of Directors from one member to five members.

  Arnold Staloff, 62, has served on the Board of Directors of Lehman Brothers Derivative Products Inc. since 1998, Lehman Brothers Financial Products Inc. since 1994 and Exchange Lab Inc. since September 2001. Mr. Staloff served as Chairman of SFB Market Systems, Inc., a firm that manages all options symbols within the United States, from December 2005 to May 2007. He served as President and Chief Executive Officer of Bloom Staloff Corporation, an equity and options market making firm and foreign currency options floor broker from 1990 to February 2003. Throughout various periods of time from 1990 to 2003, Mr. Staloff served as a member of the Board of Governors, Executive Committee and Chairman of the Foreign Currency Options Committee of the Philadelphia Stock Exchange and its Finance, Marketing, Steering and New Products Committees. In 1995, Mr. Staloff was featured as the inventor of currency options in “The Vandals’ Crown” (Millman, Free Press, 1995). From 1989 to 1990, Mr. Staloff served as President and Chief Executive Officer of Commodity Exchange Inc. Prior to that, Mr. Staloff served as an officer of the Philadelphia Stock Exchange from 1971 to 1989. He served as the President of the Philadelphia Board of Trade from 1985 to 1989. From 1968 to 1971, Mr. Staloff began his career with the U.S. Securities and Exchange Commission, Trading and Markets Division. In addition, Mr. Staloff has served as a board member of other organizations such as the Options Clearing Corporation, the Composite Tape Association, the Options Price Reporting Authority, the National Futures Association, the Swiss Commodities, Futures and Options Association, and the Variety Club for Handicapped Children. Mr. Staloff holds a Bachelor of Business Administration from the University of Miami.

Joseph S. Rizzello, 60, has served as the Chief Executive Officer of National Stock Exchange, Inc. (“NSX”), the first all-electronic stock exchange in the United States and one of the largest stock markets in the United States since October 2006. Mr. Rizzello also has currently served as the Chairman of the Board of Directors and Chief Executive Officer of NSX Holdings, Inc., the parent company to NSX, since October 2006. Prior to that, Mr. Rizzello served as Special Advisor to the NSX Chief Executive Officer and Board of Directors from September 2004 to October 2006. He served as a Director on NSX’s Board from January 2002 to September 2004. From January 2001 to December 2003, Mr. Rizzello was Managing Director of Pershing LLC, a Bank of New York subsidiary and a leading global provider of securities processing and investment-related products and services. In addition, he served as President of Pershing Trading Company, LP (PTC) from January 2002 to December 2003. Before joining Pershing, Mr. Rizzello served as a Principal at Vanguard Brokerage Services (VBS), the brokerage arm of the Vanguard Group, in charge of Vanguard’s broker-dealer from 1998 to 2001. Earlier in his career, he served as Executive Vice President of Business Development, Products Development and Strategy at the Philadelphia Stock Exchange from 1985 through 1998 and President of the Philadelphia Board of Trade, the Philadelphia Stock Exchange’s futures subsidiary from 1987 through 1998. Mr. Rizzello was employed by Thomson McKinnon Securities, Inc. from 1974 to 1985 and served as Vice President of Sales and Branch Manager, where he built one of the firm’s top producing offices. In addition, Mr. Rizzello has served on a number of boards including the International Visitors Council, the Community College of Philadelphia Foundation, Temple University’s Business Curriculum Advisory Board and the Philadelphia chapter of the Pennsylvania Partnership on Economic Education.

Brian G. Cunat, 51, has served as the President of Cunat, Inc., a land development, construction and property management firm since 1976. Since October 2007, he also has served as Chairman of Golden Eagle Community Bank, a full service bank that he founded. From 1996 to November 2005, he was the Vice Chairman of the Board for Illinois State Bank, a bank that he founded in 1996. From 1993 to March 2004, Mr. Cunat was President of Royal Japan Corporation, a real estate development and property management firm based in Japan. In 1991, he founded Shamrock Health & Fitness Corporation, a full service health and fitness club. In 1984, he founded Westlane Bowling Center, a successful bowling facility business where he served as its President from inception to January 2006. Mr. Cunat has been active on many charitable and community organizations, including Kiwanis International President, Family Services and Community Mental Health, Home Builders Association, and Chicagoland Apartment Association. In 1997, he received the Entrepreneur of the Year Award from Ernst and Young and Inc. Magazine.

Jian Fu, 43, has served as our Chief Executive Officer since July 2007. Prior to that, Mr. Fu served as Chief Executive Officer and a director of Sino Palace Holdings Limited from January 2004 to July 2007. He worked at Hainan Plastic Industrial Co., Ltd. as Vice-Chairman of the Hainan Modern Technology Group from 1998 to December 2003 and as General Manager from 1985 to 1997. Mr. Fu received his undergraduate degree in Plastic Engineering Technique from South China Institute of Technology in 1985. He received an Advanced Certificate of MBA studies from Renmin University in 2004.

On November 19, 2007, we issued three press releases announcing the appointments of Messrs. Staloff, Rizzello and Cunat. These press releases are attached as Exhibits 99.1, 99.2 and 99.3 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed in accordance with Item 601 of Regulation S-B:

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated November 19, 2007 announcing the appointment of Arnold Staloff to the Board of Directors.

99.2	Press Release dated November 19, 2007 announcing the appointment of Joseph S. Rizello to the Board of Directors.

99.3	Press Release dated November 19, 2007 announcing the appointment of Brian G. Cunat to the Board of Directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 20, 2007		SHINER INTERNATIONAL, INC

	By:	/s/ Jian Fu
Name: Jian Fu
Title: Chief Executive Officer